PACIFIC CAPITAL
                                CASH ASSETS TRUST

               Supplement to the Prospectuses dated July 31, 2000

         The material under the caption "What are the Cash Fund's Investment Strategies?" is supplemented by adding to the investments the Cash Fund can make under current management policies the following:

         (7) Shares of investment companies with money-market portfolios.

     The material under the caption "What are the Government Securities Fund's investment strategies?" is changed to read as follows:

              The Government Securities Fund seeks to attain this objective by investing only in short-term direct obligations of the United States Treasury, in other obligations issued or guaranteed by agencies or instrumentalities of the United States Government (with remaining maturities of one year or less), in shares of investment companies with money-market portfolios which invest only in U.S. government securities and in certain repurchase agreements secured by U.S. government securities.

     The material under the heading "Under the current management policies, the Government Securities Fund invests only in the following types of Obligations" is supplemented by adding the following:

         Investment Companies

         The Government Securities Fund may purchase shares of investment companies with money-market portfolios consisting only of U.S. government securities.

         The material under the caption "When will my order be effective under the Second Method?" is changed to read as follows:

              Your purchase order is effective and your funds are deemed available for investment on that day if

              (i) you advise the Agent before 3:30 p.m. New York time on a Business Day of a dollar amount to be invested in the Cash Fund or Government Securities Fund or prior to noon of a dollar amount to be invested in the Tax-Free Fund; and

              (ii) your payment in Federal Funds is received by wire on that day.

                   The date of this supplement is May 31, 2001


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                                 PACIFIC CAPITAL
                                CASH ASSETS TRUST

              Supplement to the Statement of Additional Information
                               dated July 31, 2000

The material under the caption "Additional Information About the Cash Fund's Investments" is supplemented by adding the following:

         (9) The Cash Fund may purchase shares of investment companies with money-market portfolios.

The material under the caption "Additional Information About the Government Securities Fund's Investments" is supplemented by adding the following:

          The Government Securities Fund may purchase shares of investment companies with money-market portfolios which consist only of U.S. government securities.

The following is added to the material under the caption "Investment Strategies and Risks":

     The Funds will not purchase shares of an investment company which imposes a sales or redemption charge of any sort; however, an investment company in which any Fund invests may have a distribution plan under which it may pay for distribution expenses or services. The Funds will purchase shares only of investment companies with high-quality portfolios which the Adviser, pursuant to procedures approved by the Board of Trustees, determines present minimal credit risks. Such investments will ordinarily be made to provide additional liquidity and at the same time to earn higher yields than are usually associated with the overnight or short-term obligations in which a Fund might otherwise invest for this purpose. While higher yields than those of alternative investments may be obtainable, these yields will reflect management fees and operating and distribution expenses of the investment companies and will result in duplication of management fees with respect to assets of any Fund so invested. A Fund may not invest in the shares of an investment company if immediately thereafter it has invested more than 10% of the value of its total assets in such companies or more than 5% of the value of its total assets in any one such company; it may not invest in such a company if immediately thereafter it owns more than 3% of the total outstanding voting stock of such a company.


                   The date of this supplement is May 31, 2001